
AGASSI
SPORTS ENTERTAINMENT
(OTC:AASP)

Disclaimers and Forward-Looking Statements

AGASSI
SPORTS ENTERTAINMENT

The information set forth in this Presentation contains forward-looking statements. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will," "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risk factors and others are included from time to time in documents Agassi Sports Entertainment (the "Company") files with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Agassi Sports Entertainment's future results.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Agassi Sports Entertainment's business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, Agassi Sports Entertainment expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

This Presentation has been prepared by the Company, with market information provided by various third-party sources, none of which has been commissioned by the Company. This Presentation is being delivered to prospective parties with the understanding that all prospective parties will conduct their own independent investigation of those matters which they deem appropriate without reliance upon the Company or any materials set out in this Confidential Presentation. The Company has not independently verified any of the third-party information contained herein and makes no representations or warranties as to the accuracy or completeness thereof.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

The Baseline

Our Mission.

AGASSI SPORTS ENTERTAINMENT

Agassi Sports Entertainment aims to become a dynamic leader in sports entertainment, content, and media. We believe that we are uniquely positioned to build a premier brand in racquet sports, including tennis, pickleball, and padel—sports which are currently experiencing significant growth.[1,2] Our strategy is centered on working to consolidate, promote, and grow the highly opportunistic industry through various organic and transactional efforts.

We believe our publicly traded structure is ideal to build and support a successful brand in the fast-growing court sports industry. As a public company, Agassi Sports Entertainment expects to provide a way for the investing public to participate in this exciting and rapidly growing space.

Sources:
[1] Sports and Fitness Industry Association (SFIA), Pickleball Single Sport Report 2022
[2] International Federation of Padel (FIP), World Padel Report 2024

AGASSI SPORTS ENTERTAINMENT

"Streaming platforms are now looking to get in early on the next big thing rather than ending up in a bidding war for a sport that has hit the mainstream."

— Barrons[3]

peacock | hulu + LIVE TV | YouTube TV | ESPN+ | Paramount+ | Apple tv+ | TENNIS CHANNEL | DAZN

Source:
[3] Barrons, 2022

AGASSI
SPORTS ENTERTAINMENT

We believe that **we are uniquely positioned** to build value as a sports entertainment, content, and media company and to unify multiple market segments under one brand.

AGASSI
SPORTS ENTERTAINMENT

Vision & Focus

Building the Future of Racquet Sports Entertainment

- Unique content + community-building across entertainment, media, tech, wellness, education, commerce, philanthropy
- Tennis, pickleball, & padel

Business Model

Our Growth Engine

AGASSI
SPORTS ENTERTAINMENT


AGASSI
SPORTS ENTERTAINMENT

- Sponsorships & Brand Partnerships
- Live Events & Experiences
- E-Commerce & Merchandising
- Licensing & Media Rights
- Proprietary & Curated Content



AGASSI
SPORTS ENTERTAINMENT

Our Focus

Global Racquet Sports

Agassi Sports Entertainment plans to position itself to become a leader in the global racquet sports community, developing and encouraging positive social & wellness for all ages.

Racquet Sports

Market Highlights

AGASSI
SPORTS ENTERTAINMENT

Explosive Growth

Pickleball is the fastest-growing sport in the U.S. and globally for 3 years at a 311% growth rate[4], while tennis has seen five consecutive years of growth[5], and the number of padel clubs in the U.S. has grown 51.5% year-over-year[6]. Equipment market projected to grow from $65B (2022) to $155B by 2033.[7]

Broad Appeal

Accessible, low barrier to entry, and popular across all ages, genders, and socioeconomic groups.[8]

Opportunity for Consolidation

Multiple global opportunities across sports, facilities, leagues, retailers, events, and media.

Sources:
4, 8 SFIA, 2025
[5] Tennis Industry, 2025
[6] State of Padel, 2025
[7] https://www.mordorintelligence.com/industry-reports/racket-sports-equipment-market

Pickleball

Market Highlights

AGASSI SPORTS ENTERTAINMENT

Evolving Demographics

Every significant age demographic for tennis players in the US has seen an increase in participation over the last 5 years[9], while the average pickleball player age has dropped (41 → 38.1)[10] as younger generations join.

Gender Balance

Pickleball holds a nearly 50/50 male–female participation; unique mixed-gender play.[11]

Market Tipping Point

The estimated pool of 22.6M interested non-players suggests significant growth potential for tennis.[12]

Sources:
10, 11 SFIA, 2022
12 2025 U.S. Tennis Participation Report

Our Gameplan:

ABC—Acquire, Build, Create

Acquire

- Facilities, technologies, leagues & tournaments
- "Best of Class" partnerships & co-branding
- Targeted acquisitions in tennis, pickleball, & padel

Build

- Events & social communities
- Merchandising & e-commerce channels
- Strategic operator relationships

Create

- Proprietary & curated media content
- New tech & distribution channels
- IP development & collaborations

Advantage Agassi

Andre Agassi

World-renowned athlete, proven entrepreneur, trusted brand builder

- 8× Grand Slam Champion + Olympic Gold Medalist
- Global sports icon with trusted credibility
- Driving growth in pickleball and racquet sports worldwide

AGASSI
SPORTS ENTERTAINMENT


WELCOMING DUPR INVESTORS
JOOLA
ANDRE AGASSI SIGNS WITH JOOLA
Tennis Legend Andre Agassi Named Inaugural Chair of Life Time Pickleball and Tennis Board to Guide Future Growth, Programming and Community



AGASSI
SPORTS ENTERTAINMENT

Agassi in Action

Agassi is Already Powering Pickleball

- **Feb 2024** – Named Inaugural Chair of Pickleball & Tennis at **Life Time Fitness (NYSE: LTH)**
- **Jan 2024** – Co-invested **$8M in DUPR**, the premier global pickleball rating system
- **Aug 2024** – Partnered with **JOOLA** to launch global pickleball equipment line

Agassi's leadership and brand power position us to accelerate adoption, partnerships, and growth.

Sources:
https://www.dupr.com/post/andre-agassi-david-kass-and-raine-ventures-acquire-controlling-interest-in-dupr-invest-dollar8m
https://news.lifetime.life/2024-02-27-Tennis-Legend-Andre-Agassi-Named-Inaugural-Chair-of-Life-Time-Pickleball-and-Tennis-Board-to-Guide-Future-Growth,-Programming-and-Community
https://joola.com/blogs/updates/andre-agassi-and-joola-announce-landmark-partnership-to-elevate-pickleball

Building Traction

AASP Partnerships & Initiatives

Agassi Sports Entertainment × IBM

- Joint collaboration to harness **AI + "Agassi Intelligence"**
- Delivering personalized, data-driven racquet sport experiences

Agassi Sports Entertainment × JOOLA

- Licensing & collaboration agreement in pickleball
- Ventures include **products, live events, tournaments & wellness projects**


LAS VEGAS

World Series of Pickleball Trademark

- Acquired **trademark & rights** to World Series of Pickleball
- Building a **flagship global event in Las Vegas**

Sources:
1. Agassi Sports Entertainment Engages IBM to Help Elevate Racquet Sports Experiences
2. Agassi Sports Entertainment Announces Entry into Collaboration Agreement with JOOLA on Future Ventures
3. Agassi Sports Entertainment Acquires Trademark and All Rights Associated with the Name "World Series of Pickleball"

AGASSI
SPORTS ENTERTAINMENT

Market Entry Points

Compete, Participate, Cheer, Observe —We Cover the Court

Facility Development

25,000+ new pickleball courts needed in U.S. alone[13]

Professional Growth

- Expanding pickleball & padel circuits (PPA, MLP, PPL)[14]
- Rising prize pools & sponsorships

Media

Fast growing coverage by major media as well as social and niche networks[15]

Corporate Sponsorships

- Broad appeal across demographics
- Local, national, global brand partners[16]

Amateur & Casual Play

2024 marked the fourth consecutive year over 4 million players participated in tennis for the first time[17]

Health Impact

Pickleball provides low-impact fitness with major health benefits[18]

Sources:
13,14,15,16,18 SFIA, 2022
17 2025 U.S. Tennis Participation Report

AGASSI SPORTS ENTERTAINMENT

Market Entry Points

Compete, Participate, Cheer, Observe —We Cover the Court

Community Building

Strong social + lifestyle integration

Technology

Smart courts, AI, performance-tracking gear

Merchandising

Apparel, accessories, and branded gear

Accessibility

Expanding racquet sports to underserved communities

AGASSI SPORTS ENTERTAINMENT

From Activities to Impact

How AASP Builds & Monetizes Sports Communities

AGASSI SPORTS ENTERTAINMENT

Create (Planned Activities)	**Engage** (Audience & Brand Growth)		**Monetize** (Revenue Streams)
Event Organization	◦ Host Pro, Amateur, and Celebrity Events ◦ Register Participants ◦ Live and Online Engagement	◦ Merchandising ◦ Develop Rulesets ◦ Coaching and Talent Development	Branding & Co-Branding Live Local & National Events Online Participants & Audience Online Followers & Subscribers Advertising Merchandising Network Distribution Sponsorships PPV & Streaming
Technology & Media	◦ TV and Media Production ◦ Proprietary Content ◦ "Agassi Intelligence" ◦ Podcast Publication	◦ Social Media Marketing ◦ Newsletter Development and Distribution	
Corporate Operations	◦ Internal Development ◦ Business Analytics ◦ AI Aware and Enhanced	◦ Data Monetization ◦ E-Commerce ◦ Logistics ◦ Reporting	

Ownership Snapshot

AASP Capital Structure

Key Stats

- **Ticker:** AASP (OTC Markets – Pink Tier)
- **Publicly traded since:** 1989
- **Common Stock Issued:** ~9.8M
- **Public Float:** ~2.2M
- **Fully Diluted Shares Outstanding:** ~13.7M

Current Ownership Allocation


Public
34.71%
Management & Insiders
65.29%

Our Leadership

AGASSI
SPORTS ENTERTAINMENT

World-Class Team in Sports & Business



Andre Agassi

Co-Founder, Major Shareholder & Advisor

- 8× Grand Slam Champion, Olympic Gold Medalist
- Founder, Andre Agassi Foundation for Education ($185M raised)
- Global sports icon driving pickleball growth



Ronald Boreta

CEO, Co-Founder & Director

- CEO, Co-Founder, & Director, Agassi Sports Entertainment
- Founded global chain of 75 Golf & Tennis retail stores
- Developed 42-acre sports theme park on the Las Vegas Strip
- Former licensee of MLB, NASCAR, Callaway Golf & TaylorMade Golf



James Askew

Co-Founder & Director

- 30+ years entrepreneur & investor (energy & tech)
- Co-founder & Director, Agassi Sports Entertainment
- Co-Founder at Verde Clean Fuels (NASDAQ: VGAS)



Darren Cahill

Advisor

- Elite tennis coach — guided Agassi, Hewitt, Halep, and Sinner to Grand Slam titles and world #1 rankings
- Youngest world #1: Hewitt (2001)
- Oldest world #1: Agassi (2003)
- First Romanian female #1: Halep (2017)
- First Italian #1: Sinner (2024)



Justin Gimelstob

Advisor

- Former ATP pro — 16 doubles titles & 2 Grand Slam mixed doubles titles with Venus Williams
- Sports & entertainment executive — broadcasting, production, talent representation & brand management
- Former coach of John Isner (career-high #8, Wimbledon semifinalist)



Jon Najarian

Advisory Board Member

- Former Chicago Bears linebacker turned financial markets pioneer
- Founder of Mercury Trading, sold to Citadel (2004)
- Co-founder of optionMONSTER & tradeMONSTER, sold in $750M E*TRADE deal
- Co-founder, Market Rebellion — premier options education platform
- 15+ years as CNBC contributor & leading financial media voice



Marc X. LoPresti

Advisory Board Member

- 25+ year Wall Street veteran in global markets & alternative investments
- CEO & Senior Market Strategist, Market Rebellion; Co-founder of BattleFin, IDI Group & Moneta Advisory Partners
- Retired Securities attorney & founder of LoPresti Law Group, advised on billions in private & public offerings
- Financial media contributor (Fox, NewsMax, CNN) & co-host of *Rebels Edge*


AGASSI
SPORTS ENTERTAINMENT
(OTC:AASP)
Andre Agassi